Exhibit 99.12

                       GE CAPITAL MORTGAGE SERVICES, INC.
                                MONTHLY STATEMENT
                                   July, 1998
           Series 1998-05, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of March 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                7.512817
                                                          --------------------
       Weighted average maturity                                       352.41
                                                          --------------------

A.       Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
       1.
                                    Principal
              Principal Per      Prepayments Per  Interest Per
     Class     Certificate         Certificate     Certificate     Payout Rate
     -----     -----------         -----------     -----------     -----------
       R    $     0.00000000     $     0.00000000  $ 0.00000000   %  0.00000000
       PO   $    50.31255655     $    49.40564931  $ 0.00000000   %  0.00000000
       A1   $    22.73348457     $    21.82926833  $ 5.35165601   %  6.74999998
       A2   $     0.00000000     $     0.00000000  $ 5.62500000   %  6.75000000
       A3   $     0.00000000     $     0.00000000  $ 5.62499999   %  6.74999998
       A4   $     0.00000000     $     0.00000000  $ 5.62500024   %  6.75000028
       M    $     0.77122441     $     0.00000000  $ 5.61203169   %  6.75000020
       B1   $     0.77122291     $     0.00000000  $ 5.61203135   %  6.74999980
       B2   $     0.77122279     $     0.00000000  $ 5.61203275   %  6.75000149
       B3   $     0.77122573     $     0.00000000  $ 5.61203135   %  6.74999978
       B4   $     0.77122097     $     0.00000000  $ 5.61202641   %  6.74999385
       B5   $     0.77122656     $     0.00000000  $ 5.61203123   %  6.74999967

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
       1.
                          Accrual Amount
      Class
       N/A             $       N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                         $            94,385.61
                                                               -----------------

C. The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:      $       418,904,556.17
                                                               -----------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                1,352
                                                               -----------------
       3.
        Beginning Aggregate    Ending Aggregate         Ending
         Class Certificate     Class Certificate   Single Certificate
Class    Principal Balance     Principal Balance        Balance          Cusip
-----    -----------------     -----------------        -------          -----
R      $              0.00  $               0.00  $             0.00   36158GAK4
PO     $        341,294.76  $         324,056.36  $           945.80   GEC9805PO
A1     $    332,516,399.10  $     324,571,042.15  $           928.67   36158GAF5
A2     $     12,632,000.00  $      12,632,000.00  $         1,000.00   36158GAG3
A3     $     42,580,809.00  $      42,580,809.00  $         1,000.00   36158GAH1
A4     $     21,095,000.00  $      21,095,000.00  $         1,000.00   36158GAJ7
SUP    $    410,678,576.89  $     403,114,211.88  $           942.66   GEC98005S
M      $      8,193,345.53  $       8,187,012.02  $           996.92   36158GAL2
B1     $      3,543,068.55  $       3,540,329.74  $           996.92   36158GAM0
B2     $      1,992,975.56  $       1,991,434.98  $           996.92   36158GAN8
B3     $      1,771,534.28  $       1,770,164.87  $           996.92   36157REW1
B4     $        885,766.14  $         885,081.44  $           996.92   36157REX9
B5     $      1,328,652.51  $       1,327,625.46  $           996.92   36157REY7

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number             8        Principal Balance $        1,979,979.68
                               --------                         ----------------
       2.   60-89 days
            Number             0        Principal Balance $                0.00
                               --------                         ----------------
       3.   90 days or more
            Number             1        Principal Balance $          460,916.16
                               --------                         ----------------
       4.   In Foreclosure
            Number             0        Principal Balance $                0.00
                               --------                        ----------------
       5.   Real Estate Owned
            Number             0        Principal Balance $                0.00
                               --------                         ----------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                          $                0.00
                                                             -------------------

E.     Other Information:

       1.   Special Hazard Loss Amount:                   $                0.00
                                                             -------------------

       2.   Bankruptcy Loss Amount:                       $                0.00
                                                             -------------------

       3.   Fraud Loss Amount:                            $                0.00
                                                             -------------------

       4.   Certificate Interest Rate of the Class S Certificate: %   0.00000000
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